UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2022

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55349
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PETV	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

PetVivo Holdings, Inc. (the “Company”) held its Annual Meeting on October 14, 2022 (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan (the “Amended 2020 Plan”).

The description of the Amended 2020 Plan set forth in the Company’s definitive proxy statement (“Proxy Statement”) filed with the Securities and Exchange Commission on August 26, 2022, section entitled “Proposal Three: Approval of the PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan” beginning on page 27 of the Proxy Statement is incorporated by reference herein. A copy of the full text of the Amended 2020 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting Voting Results

As of the close of business on August 22, 2022, the record date for the Annual Meeting (the “Record Date”), there were 10,072,025 shares of Company common stock outstanding and entitled to vote at the Annual Meeting. Each share of Company common stock was entitled to one (1) vote. Stockholders holding an aggregate of 5,666,073 shares of Company common stock entitled to vote at the Annual Meeting, representing 56.25% of the outstanding shares of Company common stock as of the Record Date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered the proposals listed below, each of which is described in more detail in the Proxy Statement. The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -	Election of Directors. The director nominees proposed by the Board of Directors of the Company (the “Board”) were elected to serve as members of the Board until the next annual meeting of stockholders and until their successors are duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John Lai	4,252,906	26,091	—
Robert Rudelius	4,258,331	20,666	—
Joseph Jasper	4,202,170	76,827	—
Scott Johnson	4,258,331	20,666	—
James Martin	4,258,251	20,746	—
Leslie Coolidge	4,258,901	20,096	—
Robert Costantino	4,259,331	19,666	—

Proposal No. 2-	Ratification of Appointment of Independent Registered Public Accounting Firm. The ratification of the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accounting firm for the year ending March 31, 2023, was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,658,105	5,983	1,985	—

Proposal No. 3-	Approval of PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan. The PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,902,717	349,987	26,293	1,387,076

(d) Exhibits

Exhibit No.	Description

10.1	PetVivo Holdings, Inc. Amended and Restated 2020 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: October 17, 2022	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer

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